Statutory Requirements	12 Months Ended
Dec. 31, 2016
Insurance [Abstract]
Statutory Requirements
16. Statutory Requirements

AHL's insurance and reinsurance subsidiaries are subject to insurance laws and regulations in the jurisdictions in which they operate including Bermuda, all U.S. states, the District of Columbia and Germany. Certain regulations include restrictions that limit the dividends or other distributions, such as loans or cash advances, available to shareholders without prior approval of the insurance regulatory authorities. The differences between financial statements prepared for insurance regulatory authorities and GAAP financial statements vary by jurisdiction.

Bermuda statutory requirements—ALRe is licensed by the Bermuda Monetary Authority (BMA) as a long term insurer and is subject to the Insurance Act 1978, as amended (Bermuda Insurance Act) and regulations promulgated thereunder. Effective January 1, 2016 the BMA implemented the Economic Balance Sheet (EBS) framework into the Bermuda Solvency and Capital Requirement (BSCR) which was granted equivalency to the European Union’s Directive (2009/138/EC) (Solvency II).

Under the Bermuda Insurance Act, ALRe is required to maintain minimum statutory capital and surplus to meet the minimum margin of solvency (MMS) and the Enhanced Capital Requirement (ECR). The MMS is equal to the greater of $8 million or 2% of the first $500 million of statutory assets plus 1.5% of statutory assets above $500 million. The ECR is calculated based on a risk-based capital model where risk factor charges are applied to the EBS. As of December 31, 2016, the MMS and ECR were $798 million and $1,932 million, respectively, and ALRe was in excess of these required minimums.

Under the EBS framework, statutory financial statements are generally equivalent to GAAP financial statements, with the exception of permitted practices granted by the BMA. ALRe has permission in the statutory financial statements to use amortized cost instead of fair value as the basis for certain investments. Additionally, ALRe uses U.S. statutory reserving principles for the calculation of insurance reserves instead of GAAP, subject to the reserves being proved adequate based on cash flow testing. The impact to the statutory financial statements of these permitted practices is an increase of $1,254 million to capital and surplus as of December 31, 2016 and a decrease of $1,005 million to statutory net income for the year ended December 31, 2016.

Under the regime in effect prior to January 1, 2016, the BMA had granted ALRe permission to use amortized cost instead of fair value as the basis for non-equity securities, including investments underlying funds withheld and modco reinsurance agreements. As a result of this permitted practice $162 million of unrealized losses were excluded from ALRe's statutory return as of December 31, 2015.

Under the Bermuda Insurance Act, ALRe is prohibited from paying a dividend in an amount exceeding 25% of the prior year's statutory capital and surplus, unless at least two members of ALRe's board of directors and its principal representative in Bermuda sign and submit to the BMA, an affidavit attesting that a dividend in excess of this amount would not cause ALRe to fail to meet its relevant margins. In certain instances, ALRe would also be required to provide prior notice to the BMA in advance of the payment of dividends. In the event that such an affidavit is submitted to the BMA in accordance with the Bermuda Insurance Act, and further subject to ALRe meeting its MMS and ECR, ALRe is permitted to distribute up to the sum of 100% of statutory surplus and an amount less than 15% of statutory capital. Distributions in excess of this amount require the approval of the BMA. As of December 31, 2016 and 2015, the maximum distribution ALRe was permitted to pay AHL without the need for prior approval was $2,479 million and $3,529 million, respectively.

Germany statutory requirements—Our primary German insurance entity, Athene Lebensversicherung AG (ALV), is regulated by the Federal Financial Supervisory Authority of Germany as a private insurance undertaking and is subject to the Insurance Supervision Act and regulations promulgated thereunder. Effective January 1, 2016, ALV became subject to Solvency II minimum capital requirements (MCR) and solvency capital requirements (SCR) interpreted by the relevant regulatory authorities. ALV is obliged to meet these requirements in order to be able to fulfill, subject to a certain confidence level of 99.5% for SCR, or 85% for MCR, over a one-year period, all obligations arising from existing business, as well as the new business expected to be written over the following 12 months. Failure to maintain adequate capital levels may result in regulatory action. As of December 31, 2016, statutory capital and surplus as calculated under Solvency II was $570 million, while MCR and SCR were $121 million and $268 million, respectively.

Prior to 2016, ALV was subject to regulations under Solvency I, which required ALV to maintain minimum statutory capital as calculated against reserves. As of December 31, 2015, statutory capital and surplus as calculated under SI was $325 million, while required capital under SI was $195 million. Under both the SI and SII regimes, ALV is permitted to use dividend payable balances held for policyholder participation in determining the total capital of the entity.

ALV is restricted as to the payment of dividends pursuant to calculations, which are based upon the analysis of current euro swap rates against existing policyholder guarantees. As of December 31, 2016, ALV did not exceed this threshold and no amounts were available for distribution.

U.S. statutory requirements—AHL's regulated U.S. subsidiaries and the corresponding insurance regulatory authorities are as follows:

Subsidiary	Regulatory Authority
AADE	Delaware Department of Insurance
ALIC	Delaware Department of Insurance
AANY	New York Department of Financial Services
ALICNY	New York Department of Financial Services
AAIA	Iowa Insurance Division
Structured Annuity Reinsurance Company (STAR)	Iowa Insurance Division
Athene Re USA IV	State of Vermont Department of Financial Regulation

Each entity's statutory statements are presented on the basis of accounting practices determined by the respective regulatory authority. The regulatory authority recognizes only statutory accounting practices prescribed or permitted by the corresponding state for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under insurance law.

The maximum dividend these subsidiaries can pay to shareholders, without prior approval of the respective state insurance department, is subject to restrictions relating to statutory surplus or net gain from operations. The maximum dividend payment over a twelve-month period may not, without prior approval, be paid from a source other than earned surplus and may not exceed the greater of (1) the prior year's net gain from operations or (2) 10% of policyholders' surplus. Based on these restrictions, the maximum dividend AADE could pay to Athene USA, and ultimately to AHL's shareholders, absent regulatory approval was $127 million and $125 million as of December 31, 2016 and 2015, respectively. Other requirements limit the amount that could be withdrawn from AADE and the maximum AADE could dividend while staying in compliance with these state regulations, which was $80 million and $65 million as of December 31, 2016 and 2015, respectively. Any dividends from AHL's other U.S. statutory entities in excess of the amounts allowed for AADE would not be able to be remitted to AHL without regulatory approval from the Delaware Department of Insurance. Additionally, we have agreed with the Iowa Insurance Division not to cause AAIA to pay dividends until August 15, 2018; therefore, we currently consider AAIA's dividend capacity as zero.

As of December 31, 2016, AHL's U.S. subsidiaries' solvency, liquidity and risk-based capital amounts were significantly in excess of the minimum levels required.

In some instances, the states of domicile of our U.S. subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in National Association of Insurance Commissioners (NAIC) Statutory Accounting Principles (SAP). These subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. These prescribed and permitted practices are described as follows:

AAIA – Among the products issued by AAIA are indexed universal life insurance and fixed indexed annuities. These products allow a portion of the premium to earn interest based on certain indices, primarily the S&P 500. We purchase call options, futures and variance swaps to hedge the growth in interest credited to the customer as a direct result of increases in the related index. The Iowa Insurance Division allows an insurer to elect (1) to use an amortized cost method to account for certain derivative instruments, such as call options, purchased to hedge the growth in interest credited to the customer on indexed insurance products and (2) to use an indexed annuity reserve calculation methodology under which call options associated with the current index interest crediting term are valued at zero. AAIA has elected to apply this option to its over-the-counter call options and reserve liabilities. As a result, AAIA's statutory surplus decreased by $17 million and increased by $14 million as of December 31, 2016 and 2015, respectively.

Athene Re USA IV – AAIA has ceded the AmerUs Closed Block to Athene Re USA IV on a 100% funds withheld basis. A permitted practice in the State of Vermont allows Athene Re USA IV to include as admitted assets the face amount of all issued and outstanding letters of credit used to fund its reinsurance obligations to AAIA in its statutory financial statements. If Athene Re USA IV had not followed this permitted practice, then it would not have exceeded authorized control level risk based capital requirements. As of December 31, 2016 and 2015, the face amount of the letters of credit was $153 million.

Statutory reinsurance agreement – We have an agreement with Hannover Life Reassurance Company of America, which is treated as reinsurance under statutory accounting practices and as a financing arrangement under GAAP. The statutory surplus benefit under this agreement is eliminated under GAAP and the associated charges are recorded as risk charges and included in policy and other operating expenses on the consolidated statements of income. The transaction became effective October 1, 2016 and is a coinsurance agreement for statutory purposes covering 80% of the GLWB rider on 2016 and 2017 sales of certain fixed indexed annuity products, with an option to extend reinsurance to 2018 sales. The reserve credit recorded on a statutory basis was $91 million as of December 31, 2016.

Statutory capital and surplus and net income (loss)—The following table presents, for each of our insurance subsidiaries, the statutory capital and surplus and the statutory net income (loss), based on the most recently filed statutory financial statements filed with insurance regulators:

	Statutory Capital & Surplus		Statutory Net Income (Loss)
	December 31,		Years ended December 31,
(In millions)	2016	2015	2016	2015	2014
ALRe	$6,124	$5,650	$460	$461	$632
AADE	1,272	1,251	71	68	116
ALIC	79	77	1	1	1
AANY	231	208	1	8	7
ALICNY	78	73	10	14	88
AAIA	1,113	1,109	100	597	263
STAR	80	76	17	4	35
Athene Re USA IV	50	38	7	1	6